Exhibit 4.16.1

FIRST SUPPLEMENTAL INDENTURE

FIRST SUPPLEMENTAL INDENTURE (this “Supplemental Indenture”) dated as of June 9, 2020 (the “Effective Date”), among ALBERTSONS COMPANIES, INC., a Delaware corporation (the “Company”), NEW ALBERTSONS L.P., a Delaware limited partnership (“NALP”), SAFEWAY INC., a Delaware corporation (“Safeway”) and ALBERTSON’S LLC, a Delaware limited liability company (“Albertsons”, together with the Company, Safeway and NALP, collectively, the “Issuers”), the Existing Guarantors that are signatories hereto under the heading Existing Guarantors (each, an “Existing Guarantor,” and collectively, the “Existing Guarantors”), the New Guarantor signatory hereto under the heading New Guarantor (the “New Guarantor”) and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association, as trustee (in such capacity, together with its successors and assigns in such capacity, the “Trustee”).

W I T N E S S E T H :

WHEREAS the Issuers and the Existing Guarantors have executed and delivered to the Trustee an indenture (as amended, supplemented or otherwise modified, the “Indenture”) dated as February 5, 2020, providing for the issuance of the Issuers’ 3.50% Senior Notes due 2023 (the “Securities”), initially in the aggregate principal amount of $750,000,000; and

WHEREAS pursuant to Section 9.01 of the Indenture, the Trustee and the Company are authorized to execute and deliver this Supplemental Indenture;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Securities as follows:

1. Defined Terms. As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined. The words “herein,” “hereof” and hereby and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2. Subsidiary Guarantee.

(a) Each Existing Guarantor, hereby confirms, jointly and severally, that its Guarantee shall apply to the Issuers’ Obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article X of the Indenture and will continue to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.

(b) The New Guarantor, hereby agrees, jointly and severally with all Existing Guarantors, to unconditionally guarantee the Issuers’ Obligations under the Securities on the terms and subject to the conditions set forth in Article X of the Indenture and to be bound by all other applicable provisions of the Indenture and the Securities and to perform all of the obligations and agreements of a Guarantor under the Indenture.

3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

5. Trustee Makes No Representation. The Trustee makes no representation as to the recitals or the validity or sufficiency of this Supplemental Indenture.

6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

7. Effect of Headings. The Section headings herein are for convenience only and shall not affect the construction thereof.

[Remainder of Page Intentionally Left Blank]

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

Issuers

ALBERTSONS COMPANIES, INC.

By:	/s/ Robert B. Dimond
	Name:	Robert B. Dimond
	Title:	Executive Vice President & Chief Financial Officer

NEW ALBERTSONS L.P.

By:	/s/ Robert B. Dimond
	Name:	Robert B. Dimond
	Title:	Executive Vice President & Chief Financial Officer

ALBERTSON’S LLC

By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President, General Counsel & Secretary

SAFEWAY INC.

By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President, General Counsel & Secretary

[First Supplemental Indenture (2023 Notes)]

Existing Guarantors

UNITED SUPERMARKETS, L.L.C.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

SPIRIT ACQUISITION HOLDINGS LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

NAI HOLDINGS GP LLC

By:	/s/ Robert B. Dimond
	Name:	Robert B. Dimond
	Title:	Executive Vice President & Chief Financial Officer

ALBERTSON’S STORES SUB HOLDINGS LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

AB ACQUISITION LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

ALBERTSON’S STORES SUB LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

AB MANAGEMENT SERVICES CORP.

By:	/s/ Robert B. Dimond
	Name:	Robert B. Dimond
	Title:	Executive Vice President & Chief Financial Officer

ABS REAL ESTATE COMPANY LLC

By:	/s/ Robert A. Gordon
	Name:	Robert A. Gordon
	Title:	Executive Vice President, General Counsel & Secretary

[First Supplemental Indenture (2023 Notes)]

ABS FINANCE CO., INC.
ACME MARKETS, INC.
APLC PROCUREMENT, INC.
ASC MEDIA SERVICES, INC.
ASP REALTY, LLC
CLIFFORD W. PERHAM, INC.
JEWEL COMPANIES, INC.
JEWEL FOOD STORES, INC.
OAKBROOK BEVERAGE CENTERS, INC.
SHAW’S SUPERMARKETS, INC.
SSM HOLDINGS COMPANY
STAR MARKETS COMPANY, INC.
STAR MARKETS HOLDINGS, INC.
AMERICAN STORES COMPANY, LLC
AMERICAN DRUG STORES LLC
AMERICAN PROCUREMENT AND LOGISTICS COMPANY LLC
LUCKY STORES LLC
AMERICAN PARTNERS, L.P.
JETCO PROPERTIES, INC.
SHAW’S REALTY CO.
WILDCAT MARKETS OPCO LLC
NAI SATURN EASTERN LLC
GIANT OF SALISBURY, INC.
COLLINGTON SERVICES LLC
ALBERTSONS COMPANIES SPECIALTY CARE, LLC
MEDCART SPECIALTY CARE, LLC

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Vice President, Treasurer & Assistant Secretary

SHAW’S REALTY TRUST

By:	/s/ Gary Morton
	Name:	Gary Morton
	Title:	Trustee

[First Supplemental Indenture (2023 Notes)]

FRESH HOLDINGS LLC
GOOD SPIRITS LLC
AMERICAN FOOD AND DRUG LLC
EXTREME LLC
NEWCO INVESTMENTS, LLC
NHI INVESTMENT PARTNERS, LP
AMERICAN STORES PROPERTIES LLC
JEWEL OSCO SOUTHWEST LLC
SUNRICH MERCANTILE LLC
ABS REAL ESTATE HOLDINGS LLC
ABS REAL ESTATE INVESTOR HOLDINGS LLC
ABS REAL ESTATE OWNER HOLDINGS LLC
ABS MEZZANINE I LLC
ABS FLA INVESTOR LLC
ABS SW INVESTOR LLC
ABS RM INVESTOR LLC
ABS DFW INVESTOR LLC
ASP SW INVESTOR LLC
ABS REALTY INVESTOR LLC
ABS FLA LEASE INVESTOR LLC
ABS SW LEASE INVESTOR LLC
ABS RM LEASE INVESTOR LLC
ASP SW LEASE INVESTOR LLC
AFDI NOCAL LEASE INVESTOR LLC
ABS NOCAL LEASE INVESTOR LLC
ABS REALTY LEASE INVESTOR LLC
ABS TX INVESTOR GP LLC
ASR TX INVESTOR GP LLC
ABS TX INVESTOR LP
ABS TX LEASE INVESTOR GP LLC
ABS TX LEASE INVESTOR LP
ASR TX INVESTOR LP
ASR LEASE INVESTOR LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

ABS MEZZANINE II LLC
ABS FLA OWNER LLC
ABS SW OWNER LLC
ABS SW LEASE OWNER LLC
LUCKY (DEL) LEASE OWNER LLC
SHORTCO OWNER LLC
ABS NOCAL LEASE OWNER LLC
LSP LEASE LLC
ABS RM OWNER LLC
ABS RM LEASE OWNER LLC
ABS DFW OWNER LLC
ABS DFW LEASE OWNER LLC
ASP SW OWNER LLC
ASP SW LEASE OWNER LLC
EXT OWNER LLC
SUNRICH OWNER LLC
EXT LEASE OWNER LLC
NHI TX OWNER GP LLC
NHI TX OWNER LP
NHI TX LEASE OWNER GP LLC
NHI TX LEASE OWNER LP
ASR OWNER LLC
ASR TX LEASE OWNER GP LLC
ASR TX LEASE OWNER LP
ABS TX OWNER GP LLC
ABS TX OWNER LP
ABS TX LEASE OWNER GP LLC
ABS TX LEASE OWNER LP
ABS MEZZANINE III LLC
ABS CA-O LLC
ABS CA-GL LLC
ABS ID-O LLC
ABS ID-GL LLC
ABS MT-O LLC
ABS MT-GL LLC
ABS NV-O LLC
ABS NV-GL LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

ABS OR-O LLC
ABS OR-GL LLC
ABS UT-O LLC
ABS UT-GL LLC
ABS WA-O LLC
ABS WA-GL LLC
ABS WY-O LLC
ABS WY-GL LLC
ABS CA-O DC1 LLC
ABS CA-O DC2 LLC
ABS ID-O DC LLC
ABS OR-O DC LLC
ABS UT-O DC LLC

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

USM MANUFACTURING L.L.C. LLANO LOGISTICS, INC.

By:	/s/ Bradley R. Beckstrom
	Name:	Bradley R. Beckstrom
	Title:	Group Vice President, Real Estate & Business Law & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

CAYAM ENERGY, LLC

DIVARIO VENTURES LLC

DOMINICK’S SUPERMARKETS, LLC

DOMINICK’S FINER FOODS, LLC

GFM HOLDINGS I, INC.

GFM HOLDINGS LLC

LUCERNE FOODS, INC.

EATING RIGHT LLC

LUCERNE DAIRY PRODUCTS LLC

LUCERNE NORTH AMERICA LLC

O ORGANICS LLC

RANDALL’S HOLDINGS, INC.

RANDALL’S FOOD MARKETS, INC.

SAFEWAY AUSTRALIA HOLDINGS, INC.

SAFEWAY CANADA HOLDINGS, INC.

SAFEWAY NEW CANADA, INC.

SAFEWAY CORPORATE, INC.

SAFEWAY STORES 67, INC.

SAFEWAY DALLAS, INC.

AVIA PARTNERS, INC.

SAFEWAY STORES 78, INC.

SAFEWAY STORES 79, INC.

SAFEWAY STORES 80, INC.

SAFEWAY STORES 85, INC.

SAFEWAY STORES 86, INC.

SAFEWAY STORES 87, INC.

SAFEWAY STORES 88, INC.

SAFEWAY STORES 89, INC.

SAFEWAY STORES 90, INC.

SAFEWAY STORES 91, INC.

SAFEWAY STORES 92, INC.

SAFEWAY STORES 96, INC.

SAFEWAY STORES 97, INC.

SAFEWAY STORES 98, INC.

SAFEWAY DENVER, INC.

SAFEWAY STORES 44, INC.

SAFEWAY STORES 45, INC.

SAFEWAY STORES 46, INC.

SAFEWAY STORES 47, INC.

SAFEWAY STORES 48, INC.

SAFEWAY STORES 49, INC.

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

SAFEWAY GIFT CARDS, LLC

SAFEWAY HOLDINGS I, LLC

GROCERYWORKS.COM, LLC

GROCERYWORKS.COM OPERATING COMPANY, LLC

SAFEWAY PHILTECH HOLDINGS, INC.

SAFEWAY STORES 58, INC.

SAFEWAY SOUTHERN CALIFORNIA, INC.

SAFEWAY STORES 28, INC.

THE VONS COMPANIES, INC.

SAFEWAY STORES 42, INC.

CONSOLIDATED PROCUREMENT SERVICES, INC.

SAFEWAY STORES 71, INC.

SAFEWAY STORES 72, INC.

SSI – AK HOLDINGS, INC.

CARR-GOTTSTEIN FOODS CO.

SAFEWAY HEALTH INC.

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

GENUARDI’S FAMILY MARKETS LP

By: GFM HOLDINGS LLC, its general partner

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

RANDALL’S FOOD & DRUGS LP

By: RANDALL’S FOOD MARKETS, INC., its general partner

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

RANDALL’S MANAGEMENT COMPANY, INC. RANDALL’S BEVERAGE COMPANY, INC.

By:	/s/ Patrick McCarty
Name: Patrick McCarty
Title: Vice President

[First Supplemental Indenture (2023 Notes)]

RANDALL’S INVESTMENTS, INC.

By:	/s/ Elizabeth A. Harris
Name: Elizabeth A. Harris
Title: Vice President & Secretary

[First Supplemental Indenture (2023 Notes)]

DINEINFRESH, INC.

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Group Vice President, Corporate Law & Assistant Secretary

INFINITE AISLE LLC

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Vice President & Assistant Secretary

JA PROCUREMENT LLC

By:	/s/ Laura A. Donald
Name: Laura A. Donald
Title: Group Vice President, Corporate Law & Assistant Secretary

[First Supplemental Indenture (2023 Notes)]

New Guarantor

SAFEWAY REALTY LLC

By:	/s/ Laura A. Donald
Name:	Laura A. Donald
Title:	Secretary

[First Supplemental Indenture (2023 Notes)]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Hallie E. Field
Name: Hallie E. Field
Title: Vice President

[First Supplemental Indenture (2023 Notes)]